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                                              SECURITIES AND EXCHANGE COMMISSION

                                                    Washington, D.C.  20549


                                                       ----------------



                                                           FORM 8-K


                                                        CURRENT REPORT



                                            Pursuant to Section 13 or 15(d) of the

                                                Securities Exchange Act of 1934


                                Date of Report (Date of earliest event reported) May 13, 1999.
                                                                                 -------------

                                               Oakwood Mortgage Investors, Inc.
                                              ----------------------------------
                                      (Exact name of registrant as specified in charter)

                                  North Carolina                333-58497            56-1886793
                               --------------------------------------------------------------------
                               (State or other jurisdiction  (Commission           (IRS Employer
                                of incorporation)            File Number)       Identification No.)

                                       7800 McCloud Road, Greensboro, North Carolina   27407
                                       --------------------------------------------------------
                                          (Address of principal executive offices)   (Zip Code)

                                   Registrant's telephone number, including area code (336) 664-2400
                                                                                      --------------

====================================================================================================================================
                                (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

               On May 13, 1999, the Registrant caused the issuance and sale of $255,621,150 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 1999-B (the "Certificates") pursuant to the Series 1999-B Pooling and Servicing Agreement, dated as of April 1, 1999 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, as Servicer, and Chase Manhattan Trust Company, National Association, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (July 1998 Edition) (the "Standard Terms"). The Certificates were issued in ten Classes with Pass-Through Rates and initial Certificate Principal Balances as set forth below:

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                                                                                    Initial Certificate
      Designation                              Pass-Through Rate                     Principal Balance
                                               -----------------                    -------------------
      Class A-1 .......................               (1)                                $61,200,000
      Class A-2........................             6.1900%                              $49,100,000
      Class A-3........................             6.4500%                              $28,900,000
      Class A-4........................             6.9900%                              $57,628,000
      Class M-1........................               (2)                                $15,337,000
      Class M-2........................               (3)                                $12,781,000
      Class B-1........................               (4)                                $12,781,000
      Class B-2........................               (5)                                $17,894,150
      Class X..........................               (6)                                         (6)
      Class R..........................               (7)                                         (7)
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      (1)     The Pass-Through Rate on the Class A-1 Certificates for any
              Distribution Date shall be the per annum rate equal to the lesser of (i) One-Month LIBOR, as determined (except for the initial
              Distribution Date) on the applicable Floating Rate Determination
              Date, plus 0.12% and (ii) the Weighted Average Net Asset Rate. For the initial Distribution Date, the Pass-Through Rate for the Class
              A-1 Certificates will be 5.0225% per annum.

      (2) The Pass-Through Rate on the Class M-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 7.1800% per annum and (ii) the Weighted Average Net Asset Rate.

      (3) The Pass-Through Rate on the Class M-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 7.5200% per annum and (ii) the Weighted Average Net Asset Rate.

      (4) The Pass-Through Rate on the Class B-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.0400% per annum and (ii) the Weighted Average Net Asset Rate.

      (5) The Pass-Through Rate on the Class B-2 Certificates for any Distribution Date shall be equal to (i) the lesser of (a) 9.0500% per annum and (b) the Weighted Average Net Asset Rate prior to the May, 2009 Distribution Date; and (ii) the lesser of (a) 10.0500% per annum and (b) the Weighted Average Net Asset Rate on or after the May, 2009 Distribution Date.

      (6) The Class X Certificates have no Certificate Principal Balance and no Pass-Through Rate.

      (7) The Class R Certificates have no Certificate Principal Balance and no Pass-Through Rate.

              The Certificates evidence, in the aggregate, the entire beneficial ownership interest in OMI Trust 1999-B (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in a privately-negotiated transaction with Oakwood Acceptance


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      Corporation ("OAC") pursuant to a Sales Agreement, dated as of
      April 1, 1999, between the Registrant and OAC. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in one of such REMICs. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

              The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class X and Class R Certificates. The Offered Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation and NationsBanc Montgomery Securities LLC (the "Underwriters") pursuant to a Terms Agreement, dated as of May 11, 1999, among the Underwriters, the Registrant and OAC, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, June 1995. The Class X and Class R Certificates have been transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.

              Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms.

      Item 7. Financial Statements, PRO FORMA Financial Information and
      Exhibits.

      Exhibits
      --------

              1.1 Terms Agreement, dated May 11, 1999, among the Registrant, Oakwood Acceptance Corporation, Credit Suisse First Boston Corporation and NationsBanc Montgomery Securities LLC, as Underwriters, relating to the Offered Certificates (related exhibits available upon request of the Registrant)

              4.1 Copy of the Series 1999-B Pooling and Servicing Agreement, dated as of April 1, 1999, by and among the Registrant, Oakwood Acceptance Corporation, as Servicer, and Chase Manhattan Trust Company, National Association, as Trustee. (related exhibits available upon request of the Trustee)

              99.1 Copy of the Limited Guarantee, dated as of April 1, 1999 by Oakwood Homes Corporation for the benefit of Chase Manhattan Trust Company, National Association, as Trustee


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                                   Signatures


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      May 13, 1999                         OAKWOOD MORTGAGE INVESTORS, INC.



                                           By: /s/ Douglas R. Muir
                                               -----------------------

                                           Name:  Douglas R. Muir

                                           Title: Vice President


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                                                          INDEX TO EXHIBITS
                                                          -----------------



                                                                                                                   Page
                                                                                                                   ----
      1.1      Terms Agreement, dated May 11, 1999,
               among the Registrant, Oakwood Acceptance
               Corporation, Credit Suisse First Boston
               Corporation and NationsBanc Montgomery
               Securities LLC, as Underwriters, relating
               to the Offered Certificates (related exhibits                                                 [Electronic
               available upon request of the Registrant).........................................................Format]

      4.1      Copy of the Series 1999-B Pooling and Servicing Agreement, dated as of April 1, 1999, by and among the Registrant, Oakwood
               Acceptance Corporation, as Servicer, and Chase Manhattan Trust
               Company, National Association (related exhibits available                                     [Electronic
               upon request of the Trustee)......................................................................Format]

      99.1     Copy of the Limited Guarantee, dated as of April 1, 1999 by
               Oakwood Homes Corporation for the benefit of Chase
               Manhattan Trust Company, National                                                             [Electronic
               Association, as Trustee...........................................................................Format]

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